Exhibit 10.27

PATENT PROSECUTION CONTROL AGREEMENT

THIS AGREEMENT, dated as of April 11th, 2008 (“Effective Date”), is entered into by and between Abbott Laboratories, an Illinois corporation (“Abbott”), and Rib-X Pharmaceuticals, Inc., a Delaware corporation (“Rib-X”).

RECITALS

WHEREAS, Wakunaga Pharmaceutical Co., Ltd., a Japanese corporation (“Wakunaga”) entered into a certain license agreement with Abbott under which Wakunaga licensed certain intellectual property to Abbott for the development, manufacture, use, sale and import of the Compound and the pharmaceutical preparations containing the Compound, effective as of December 1, 1999, as amended by the parties (“Abbott License Agreement”);

WHEREAS, the Abbott License Agreement [***] by and between Wakunaga and Abbott [***].

WHEREAS, under the [***], Abbott transferred to Wakunaga certain technical information including governmental permits for the Compound and related pharmaceutical product candidates, accompanied by documentation, data and other information related to the Compound and the pharmaceutical product candidates, which had been developed, acquired and/or used by Abbott during the term of the Abbott License Agreement and Abbott granted to Wakunaga an exclusive license under the Abbott Patents and Abbott Proprietary Information (as such capitalized terms are defined herein);

WHEREAS, Rib-X entered into a certain License Agreement by and between Wakunaga and Rib-X dated May 12, 2006 (“Rib-X License Agreement”) under which Rib-X was granted by Wakunaga, inter alia, certain rights to the Compound and certain rights under the Abbott Patents and Abbott Proprietary Information; and

WHEREAS, Rib-X now wishes to acquire patent prosecution control of the Abbott Patents and Abbott agrees to such acquisition of patent prosecution control rights by Rib-X.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and provisions herein contained, the parties hereto agree as follows:

ARTICLE 1

Definitions.

1.1 Definitions. The following terms have the following meanings when used herein:

“Abbott License Agreement” has the meaning ascribed to such term in the Recitals hereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Abbott Patents” means Abbott’s patents and/or patent applications (including without limitation, patents or patent applications constituting divisions, continuations, continuations-in-part, reissues, reexaminations, substitutions, extensions or renewals of the patents or applications aforesaid or additions or supplementary protection certificates with respect thereto, and any and all foreign counterparts of any of the foregoing) only to the extent that such patents cover the Compound or Products as hereinafter defined, as to which Abbott has granted to Wakunaga a license under the [***]. The Abbott Patents filed by Abbott as of the Effective Date are listed and attached hereto as Appendix 1 hereof, which Appendix 1 shall be updated and/or corrected by Abbott from time to time, as appropriate, and provided to Rib-X.

“Abbott Proprietary Information” means technical know-how and regulatory documents including but not limited to the Permits, specifically acquired or developed by Abbott for use solely with the Compound and/or Products generated by or available at Abbott but does not include any such information that, in Abbott’s sole determination, has application outside the Compound or Products.

“Affiliate” means, (a) any Person which directly or indirectly owns, is owned by or is under common ownership with a Party to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction of such lesser percentage provided the operational control is held by such Party) having the power to vote on or direct the affairs of the relevant Party or Person, and (b) any Person actually controlled by, controlling or under common control with a Party. For the avoidance of doubt, none of the Parties shall be deemed to be an Affiliate of the others; provided, that for purposes of this Agreement, TAP Pharmaceutical Products, Inc. and its subsidiaries, which comprises Abbott Laboratories joint venture with Takeda Chemical Industries, Ltd., shall not be considered an “Affiliate” of Abbott unless and until Abbott has elected to include TAP Pharmaceutical Products, Inc., as an Affiliate hereunder by written notice.

“Agreement” means this Patent Prosecution Control Agreement, including all Appendices and the like hereto, as it may be amended from time to time in accordance with its terms.

“Compound” means the quinolone compound designated by Wakunaga’s code name as WQ-3034, designated by Abbott’s code name as ABT-492, and which is known by the chemical name, including inter alia, 1-(6-amino-3,5-difluoro-2-pyridiny1)-8-chloro-6-fluoro-l,4-dihydro-7-(3-hydroxy-l-azetidiny1)-4-oxo-3-quinolinecarboxylic acid, including any salts, hydrates, prodrugs, polymorphs, solvates and other forms thereof.

“Effective Date” means the date first written above.

“Indications” means indications for the human and/or veterinary uses of the Products.

“Person” or “person” means any individual, firm, corporation, partnership, limited liability company, trust, unincorporated organization or other entity or a government agency or political subdivision thereto, and shall include any successor (by merger or otherwise) of such Person.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Product or Products” shall mean pharmaceutical preparations containing the Compound for all human and veterinary indications.

“Prosecution” means the preparation, filing, prosecution, issuance and maintenance (including interference, opposition and similar Third Party proceedings before the relevant patent office) of any patent applications and patents.

“Rib-X License Agreement” has the meaning ascribed to such term in the Recitals hereto.

“Rib-X Proprietary Information” means any information developed by Rib-X or acquired by Rib-X from a Third Party after the Effective Date, in either case, in the course of developing or commercializing Compounds and/or Products pursuant to the licenses granted to RIB-X by Wakunaga under the Rib-X License Agreement and relating specifically to the Compound or Products and/or development and commercialization plans associated with the same.

“[***]” has the meaning ascribed to such term in the Recitals hereto.

“Territory” means all countries in the world.

“Third Party” means any Person other than Abbott, Rib-X, and Wakunaga and their respective Affiliates.

“Valid Claim” shall mean a claim in any unexpired, issued patent which has not been irrevocably abandoned or held to be invalid or unenforceable by a non-appealed or unappealable decision of a court or other authority of competent jurisdiction, and which is not admitted to be invalid through disclaimer or dedication to the public.

ARTICLE 2

Intellectual Property.

2.1 Abbott’s Intellectual Property. Abbott and Rib-X hereby confirm that Abbott does and shall continue to solely own the Abbott Patents and the Abbott Proprietary Information.

2.2 Rib-X’s Intellectual Property. Rib-X shall solely own all right, title and interest in the Rib-X Proprietary Information, together with all patent rights and other intellectual property rights therein and, subject only to any express provisions of the Rib-X License Agreement granting rights therein to Wakunaga, shall have the right to freely exploit, transfer, license, or encumber its rights thereto.

2.3 Prosecution of Abbott Patents. In the Territory, Rib-X shall have the right to Prosecute, at its own cost, the Abbott Patents, through patent counsel selected by Rib-X and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

reasonably acceptable to Abbott. Abbott and Rib-X shall consult and cooperate with each other regarding the Prosecution of the Abbott Patents. If Rib-X elects to discontinue prosecution of the Abbott Patents, Abbott shall have the right to continue Prosecution of the Abbott Patents at Abbott’s expense, as provided in Section 2.5.

2.4 Right to Consult. During the Term of this Agreement, in the case of the Prosecution of the Abbott Patents by Rib-X, Rib-X shall copy Abbott, or have Abbott copied, on all substantive documents relating to Abbott Patents received from or to be filed in any patent office in the Territory, within fifteen (15) days of receipt from the patent office and at least thirty (30) days prior to filing with the patent office, respectively, including copies of each patent application, official action, response to official action, declaration, information disclosure statement, request for terminal disclaimer, request for patent term extension, and request for reexamination. Abbott may comment on the Prosecution of the Abbott Patents and provide such comments to Rib-X patent counsel, and Rib-X shall require its patent counsel to consider in good faith such comments from Abbott. If Abbott does not provide its comments with respect to the Prosecution of a patent application and/or patent within the Abbott Patents within twenty (20) days of receipt of the relevant documents and in no event later than ten (10) days prior to the deadline for filing or otherwise responding to the relevant paper in the relevant patent office, Rib-X shall be free to act without consideration of Abbott’s comments but in good faith.

2.5 Abandonment of Prosecution by Rib-X. In the event that the Abbott Patents are being Prosecuted by Rib-X and Rib-X decides it is unable or unwilling for any reason to Prosecute all or any of the Abbott Patents pursuant to Section 2.3, Rib-X shall provide Abbott notification promptly, and, in such event, Abbott shall have the right, but not the obligation, to Prosecute, at its own cost, the patent rights within such Abbott Patents, through patent counsel selected by Abbott. For the Abbott Patents for which Rib-X does not provide Abbott with notice as per the first sentence of this paragraph 2.5, in the event that Rib-X Prosecutes the Abbott Patents, and a patent and/or patent application under the Abbott Patents is either amended during Prosecution and no longer covers the Compound and/or Product, or the patent application or patent goes abandoned or lapses in any country in the Territory, Rib-X and its sub-licensees shall pay its or their obligations to Wakunaga according to the milestone and running royalty provisions in Sections 7.1 and 7.2 of the Rib-X License Agreement for the duration of what would have been the normal expiration date of the amended, abandoned or lapsed patent, or in the case of an amended or abandoned patent application, the expiration date as if the patent application was granted and contained a Valid Claim.

2.6 Patent Term Extensions. To the extent that Rib-X is then Prosecuting the relevant Abbott Patents, Abbott shall have the right to request that Rib-X shall (at Abbott’s cost and expense and with Abbott’s cooperation) file all applications and take actions necessary to obtain patent extension pursuant to 35 U.S.C. §156 or like foreign statutes for the Abbott Patents in the Territory, which extensions shall be owned by Abbott. If Rib-X declines to pursue such patent extensions, then Abbott may file at its own expense all such applications and take all such actions necessary to obtain such patent extensions. Rib-X agrees to sign such further documents and take such further actions as may be requested by Abbott in this regard.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.7 Suits for Infringement of the Abbott Patents. If Abbott or Rib-X becomes aware of infringement of any patent included in the Abbott Patents by a Third Party in the Territory, such Party shall promptly notify the other Parties in writing to that effect and provide a summary of the relevant facts and circumstances known to such Parties relating to such infringement (“Infringement Notice”). Abbott shall have the right, at its sole discretion, on its own behalf, to institute, prosecute and control any action or proceeding to restrain infringement of any Abbott Patents in the Territory. Rib-X shall have the right, but not the obligation, to be joined as a party plaintiff if necessary to prosecute the action or proceeding and shall provide all reasonable cooperation, including any necessary use of its name, required to prosecute such litigation. Abbott shall have sole control of any such suit and all negotiations for its settlement or compromise; provided, that Abbott shall not settle or compromise any such suit or enter into any consent order for the settlement or compromise thereof without the prior written consent of Rib-X, which consent shall not be unreasonably withheld or delayed. If Abbott declines to institute, prosecute and control any action or proceeding to restrain infringement of any Abbott Patents in the Territory within one-hundred eighty (180) days of notice of infringement, Rib-X shall have the right to institute, prosecute and control such proceedings at its own expense.

2.8 Costs and Recoveries from Infringement Action. Each Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings described in Section 2.7, including the fees and expenses of that Party’s counsel. Any recovery obtained by any Party as a result of any proceeding described in Section 2.7, by settlement or otherwise, shall be applied in the following order of priority: (i) first, to reimburse the instituting Party for all litigation costs in connection with such proceeding paid by that Party and not otherwise recovered; (ii) second, to reimburse the other Party for all litigation costs in connection with such proceeding paid by that Party and not otherwise recovered; and (iii) third, the remainder of the recovery shall be shared [***]% to the instituting Party and [***]% to the other Party.

2.9 Subject to Financial terms of Rib-X License Agreement and [***]. This Agreement is not intended to modify any terms relating to financial obligations pursuant to the Rib-X License Agreement or the [***].

2.10 Indemnification. Rib-X shall defend, indemnify, and hold Abbott, its officers, directors, employees, representatives, and agents harmless from and against any liability including antitrust and inequitable conduct claim, damage, loss, cost or expense, including reasonable attorney and other legal fees, arising out of or resulting from: (i) Rib-X’s breach of this Agreement; or (ii) with respect to Rib-X’s Prosecution and/or use of the Abbott Patents.

ARTICLE 3

General Provisions

3.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party hereto. Rib-X shall not assign its obligations or liabilities

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

hereunder without the prior written consent of Abbott, although in such case Rib-X shall remain primarily liable. Abbott may assign this Agreement without the consent of Rib-X For purposes of this Agreement, any material change in the ownership or control of Rib-X or its business shall be deemed to be an assignment for which Abbott’s prior consent d is required.

3.2 Severability. Each of the provisions contained in this Agreement shall be severable, and the unenforceability of one shall not affect the enforceability of any others or of the remainder of this Agreement.

3.3 Entire Agreement. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by all of the parties hereto. This Agreement, the [***] and the Rib-X License Agreement contain the entire agreement of the parties hereto with respect to the transactions covered hereby, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof.

3.4 Waiver. The failure of any party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall it forfeit any rights to future enforcement thereof.

3.5 Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without regard to the conflicts of laws provisions thereof.

3.6 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

3.7 Counterparts. The parties may execute this Agreement in one or more counterparts, and each fully executed counterpart shall be deemed an original.

3.8 Notices. All communications, notices and consents provided for herein shall be in writing and be given in person or by means of telex, facsimile or other means of wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), by overnight courier or by mail, and shall become effective: (a) on delivery if given in person; (b) on the date of transmission if sent by telex, facsimile or other means of wire transmission; (c) one (1) business day after delivery to the overnight service; or (d) four (4) business days after being deposited in the United States mails, with proper postage and documentation, for first-class registered or certified mail, prepaid.

Notices shall be addressed as follows:

If to Rib-X, to:

Rib-X Pharmaceuticals

300 George Street, Suite 301

New Haven, CT 06511

Attn: Chief Executive Officer

Fax: (203) 624-5627

Tel: (203) 848-6265

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

If to Abbott, to:

Abbott Laboratories

100 Abbott Park Road

Dept. R50A, Bldg. AP34-2

Abbott Park, Illinois 60064-6112

Attn: Group Vice President, Pharmaceutical Products Group Business Development

Fax: (847) 938-6807

provided, however, that if any party shall have designated a different address by notice to the others, then to the last address so designated.

3.9 Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved as if drafted jointly by the parties. Whenever used herein, the terms “include,” “includes” and “including” shall be deemed to be followed by the phrase “, without limitation,”.

3.10 Independent Contractors. The relationship of the parties created by this Agreement is one of independent contractors and none of the parties shall have the power or authority to bind or obligate the others except as expressly set forth in this Agreement.

3.11 Dispute Resolution. If a dispute arises between the Parties, the Parties shall follow the alternative dispute resolution provisions provided for in Appendix 2 hereto.

3.12 Public Announcements. Neither party shall issue any public announcement, press release or other public disclosure regarding this Agreement or its subject matter, nor use the name of the other party in any publicity, advertising or announcement, without the other party’s prior written consent, except for any such disclosure that is, in the opinion of the disclosing party’s counsel, required by law or the rules of a stock exchange on which the securities of the disclosing party are listed. In the event a party is, in the opinion of its counsel, required to make a public disclosure by law or the rules of a stock exchange on which its securities are listed, such party shall submit the proposed disclosure in writing to the other party as far in advance as reasonably practicable so as to provide a reasonable opportunity to comment thereon.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agreed to by:

RIB-X PHARMACEUTICALS, INC.

By:	/s/ Susan Froshauer

Name: Susan Froshauer

Title: President and CEO

and

ABBOTT LABORATORIES

By:	/s/ John Poulos

Name: John Poulos

Title:	Group Vice President, Pharmaceutical Products Group Business Development

Acknowledged by:

WAKUNAGA PHARMACEUTICAL CO. LTD.

By:	/s/ Kanji Wakunaga

Name: Kanji Wakunaga

Title: President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Appendix 1

Abbott Patents

CsRef#	Title	App#	Pat#	Status	AppDt	GrntDt	PubDt	Pub#
[***]	[***]	[***]		F	[***]		[***]
[***]		[***]		F	[***]		[***]	[***]
[***]		[***]		F	[***]
[***]		[***]		F	[***]
[***]		[***]		I	[***]
[***]		[***]		I	[***]
[***]		[***]		F	[***]		[***]	[***]
[***]		[***]		I	[***]		[***]	[***]

CsRef#		App#	Pat#	Status	AppDt	GrntDt	PubDt	Pub#
[***]	[***]	[***]		F	[***]		[***]
[***]		[***]		F	[***]		[***]	[***]
[***]		[***]		F	[***]
[***]		[***]		F	[***]
[***]		[***]		I	[***]
[***]		[***]		F	[***]		[***]	[***]
[***]		[***]		I	[***]		[***]	[***]

CsRef#		App#	Pat#	Status	AppDt	GrntDt	PubDt	Pub#
[***]	[***]	[***]		F	[***]
[***]		[***]		F	[***]		[***]	[***]
[***]		[***]		F	[***]
[***]		[***]		F	[***]
[***]		[***]		I	[***]
[***]		[***]		F	[***]		[***]	[***]
[***]		[***]		I	[***]		[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX 2

ALTERNATIVE DISPUTE RESOLUTION

The parties agree that any dispute relating to either party’s rights or obligations under this Agreement shall be resolved by the Alternative Dispute Resolution (ADR) provisions set forth herein.

To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within 14 days after its receipt of notice of ADR, the other party may, by written notice, add additional issues to be resolved. Within 21 days following receipt of the original ADR notice, the parties shall select a mutually acceptable independent, impartial and conflicts-free neutral to preside over the proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, each party will select one independent, impartial and conflicts-free neutral and those two neutrals will select a third independent, impartial and conflicts-free neutral within ten (10) days thereafter. None of the neutrals selected may be current or former employees, officers or directors of either party, its subsidiaries or affiliates. The parties shall convene in a location mutually agreed upon to conduct a hearing before the neutral no later than 56 days after selection of the neutral (unless otherwise agreed upon by the parties).

The ADR Process shall include a pre-hearing exchange of exhibits and summary of witness testimony upon which each party is relying, proposed rulings and remedies on each issue, and a brief in support of each party’s proposed rulings and remedies not to exceed 20 pages. The pre-hearing exchange must be completed no later than 10 days prior to the hearing date. Any disputes relating to the pre-hearing exchange shall be resolved by the neutral. No discovery shall be permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

The hearing shall be conducted on 2 consecutive days, with each party entitled to 5 hours of hearing time to present its case, including cross-examination. The neutral shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s proposed rulings and remedies on other issues. The neutral shall rule within 14 days after the hearing and shall not issue any written opinion.

The expenses of the ADR process shall be shared equally by the parties, with each party bearing its own costs and expenses. The rulings of the neutral shall be binding, and non-appealable and may be entered as a final judgment in any court having jurisdiction.

To the extent not contradicted by the parties’ contractual agreement regarding ADR rules and procedures contained herein, the rules of the CPR Institute for Dispute Resolution (“CPR”) 366 Madison Avenue, 14th floor, New York, N.Y. 10017 shall apply.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.